                            Schedule 14A Information
                                 Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [X] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Daleco Resources Corporation
                             120 North Church Street
                        West Chester, Pennsylvania, 19087
                           Telephone No.: 610-429-1258
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.
           1) Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

           2) Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

           4) Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

           5) Total fee paid:

              ------------------------------------------------------------------

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:

              ------------------------------------------------------------------

           2) Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

           3) Filing Party: C. Warren Trainor, Esq.
              Ehmann, Van Denbergh & Trainor, P.C.
              Two Penn Center Plaza, Suite 725, Philadelphia, Pennsylvania 19102

              ------------------------------------------------------------------

           4) Date Filed:
              February 6, 2003

              ------------------------------------------------------------------

                          DALECO RESOURCES CORPORATION
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS


                                February 5, 2003


         NOTICE IS HEREBY given that the Annual Meeting of the Shareholders of DALECO RESOURCES CORPORATION (the "Corporation") will be held on February 27, 2003 at the Courtyard by Marriott, 1920 Yale Boulevard, S.E., Albuquerque, New Mexico 87106, at 10:00 a.m. local time, to consider and take action upon the following matters:

(1)      election of Directors of the Corporation;

(2) retain the authorized number of preferred shares of stock of the Company, par value $0.01 at 20,000,000;

(3) ratification of Jay J. Shapiro as the Company's independent accountant for Fiscal Year 2003; and

(4)      such other matters as may properly come before the meeting.

         Stockholders of record at the close of business on January 8, 2003 ("Record Date") will be entitled to vote at the meeting. On the Record Date there were 21,246,557 shares of Common Stock and 8,000 shares of Series A Preferred Stock issued, outstanding and entitled to vote at the Annual Meeting.

         A complete list of Stockholders entitled to vote at the meeting will be available at the meeting and kept at the offices of the Company, 120 North Church Street, West Chester, Pennsylvania 19380 and Suite 290, 10350 Santa Monica Blvd. Los Angeles, CA 90025, for examination by any Stockholder, during ordinary business hours, for a period of not less than ten (10) days prior to the meeting.

         Attached to this Notice is a form of such Proxy which should be returned, if you elect to use it, not later than 10:00 A.M., Eastern Time on February 25, 2003 to the stock transfer agent of the Company, StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

                                              By Order of the Board of Directors


                                              Gary J. Novinskie
                                              ----------------------------------
                                              President


IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN
           THE SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF LATER YOU DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                          DALECO RESOURCES CORPORATION
                             120 North Church Street
                        West Chester, Pennsylvania 19380

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD February 27, 2003

         This PROXY STATEMENT is furnished to the Stockholders of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on February 27, 2003, at the Courtyard by Marriott, 1920 Yale Boulevard, S.E., Albuquerque, New Mexico 87106, at 10:00 a.m. local time.

         The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is February 7, 2003.


                              STOCKHOLDER PROPOSALS

         Stockholders desiring to present proposals for consideration at the Company's next annual meeting of stockholders must have their proposal received by the Company no later than September 30, 2003 to be considered for inclusion in the Company's Proxy Statement and proxy card for such meeting. Should any proposal be submitted after September 30, 2003, then it may be omitted by the Company from the proxy statement and proxy relating to that meeting.


                                     VOTING

General

         The securities which can be voted at the Annual Meeting consist of shares of Common Stock, par value $0.01 per share (the "Common Stock") and the Series A Preferred Stock, par value $0.01 per share, with each share entitling its owner to one vote on each matter submitted to the Stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is January 8, 2003 (the "Record Date"). On the Record Date, 21,246,557 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. The Common Stock was held by 1771 shareholders as of Record Date. On the Record Date there were 8,000 shares of Series A Preferred Stock outstanding and eligible to vote at the Annual meeting. The Series A Preferred Stock was held by two shareholders. (Hereinafter the Common Stock and Series A Preferred Stock are sometimes collectively referred to as the "Voting Stock").

Quorum and Vote Required

         The presence, in person or by proxy, of A MAJORITY of the outstanding shares of the Voting Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of the Voting Stock represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

         When voting by proxy, holders of the Voting Stock ("Stockholders") should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

         Any Stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy card bearing a later date or by voting in person at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

         Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain issues when they have not received instructions from beneficial owners. The Company believes that brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors but not with respect to the remaining proposals. Shares not voted by brokers under such circumstances are referred to as "broker non-votes". Broker non-votes will not be counted as votes cast on a proposal and will have no effect on matters to be voted upon.

         Execution of the accompanying proxy will not affect a Stockholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy card, at any time before the proxy is voted.

         In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, offices and employees in person and by telephone. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.


         PRINCIPAL HOLDERS OF VOTING SECURITIES (OTHER THAN MANAGEMENT)

         The following table sets forth information, as of January 8, 2003 regarding the ownership of the Company's Common Stock and Series A Preferred Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Voting Stock, as set forth on such person's filings with the Securities and Exchange Commission and the records of the Company, other than Management. Management's ownership of the Company's common stock is set forth below in "Security Ownership of Management."

=====================  =================================================  ====================  ==================
                                                                               AMOUNT OF
                                                                              BENEFICIAL             PERCENT
      CLASS OF                                                                 OWNERSHIP            OF CLASS
       STOCK                        PRINCIPAL SHAREHOLDER                      (SHARES)              (%) (4)
---------------------  -------------------------------------------------  --------------------  ------------------
       Common          Terra Silex Holdings, LLC                             2,051,278(1)             6.16%
---------------------  -------------------------------------------------  --------------------  ------------------
       Common          Sumitomo Corporation of America                       2,880,000(2)            8.64%%
---------------------  -------------------------------------------------  --------------------  ------------------
 Series A Preferred    Daniel Kane,  as Trustee under  Agreement  dated          4,000(3)               50%
                       April 6, 1989 for the benefit of Daniel Kane
---------------------  -------------------------------------------------  --------------------  ------------------
 Series A Preferred    Stanley B.  Kane,  as  Trustee  under  Agreement          4,000(3)               50%
                       dated  March 14, 1989 for the benefit of Stanley
                       B. Kane
=====================  =================================================  ====================  ==================

(1) The shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors-Business Experience), 817,928 shares held by Terra Silex Holdings, LLC acquired pursuant to the Terra Silex Stock Purchase Agreement ("Terra Silex SPA"), an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 983,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(2) Sumitomo Corporation of America ("SCOA") acquired 640,000 shares of common stock pursuant to its Stock Purchase Agreement with the Company dated as of November 16, 2001 ("SCOA SPA"). The common stock was purchased at a price of $1.25 per share. Under the SCOA SPA, SCOA also received warrants for 1,700,000 shares at exercise prices ranging from $2.00 to $3.00 per share. The warrants expire the close of business on November 15, 2006. SCOA also received warrants for 540,000 shares, at exercise prices ranging from $2.00 to $3.00 per share under a Master Distribution and Marketing Agreement with the Company dated as of November 16,2001.

(3) The Series A Preferred Stock owned by Daniel Kane, as Trustee under Agreement dated April 6, 1989 for the benefit of Daniel Kane and Stanley B. Kane, as Trustee under Agreement dated March 14, 1989 for the benefit of Stanley B. Kane were acquired by them through a Loan Conversion Agreement dated August 22, 1997 by which the Kanes converted an $800,000 loan to the Company into 8,000 shares of Series A Preferred Stock. The Series A Preferred Stock has a stated value of $50.00 per share, and is entitled to one vote per share.

(4) Applicable percentage ownership is based on 21,246,557 shares of common stock outstanding as of January 8, 2003, plus all securities exercisable or convertible into shares of common stock within 60 days of January 8, 2003, consisting of (i) options for 5,500,000 shares;
         (ii) warrants for 3,189,579; (iii) 3,000,000 shares exchanged by the holder of 375,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; and (iv) conversion of the 6% convertible debentures issued to Cornell Capital Partners at an amount equal to 120% of the closing bid price of the common stock at the date of closing (or $0.552 per share, which amount may change if 80% of the average closing bid price of the common stock for the 5 trading days immediately preceding the actual date of conversion is less than $0.552)(as of January 8, 2003, Cornell Capital Partners has converted $85,000 of the convertible debenture into 1,762,261 shares of common stock which was then sold into the market by Cornell Capital Partners, leaving $215,000 to be converted), or 33,325,628 shares of common stock on a fully diluted basis.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of January 8, 2003 regarding the Security Ownership of Members of the Board of Directors and Management of the Company.

==================  ========================================  =====================  ===================  ==========================
                                                                   AMOUNT OF              PERCENT            PERCENTAGE OF COMMON
    CLASS OF        NAME, AGE AND POSITION                         BENEFICIAL          OF STOCK CLASS       STOCK EQUIVALENT(%)(9)
      STOCK         WITH THE COMPANY                               OWNERSHIP               (%)(8)
                                                                    (SHARES)
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Dov Amir (78) (1)                                                                               6.73%
                    Chairman of the Board of Directors             2,242,738               9.84%
                    and Chief Executive Officer
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Gary J. Novinskie (52) (2)
                    Director, President and                        1,622,474               7.32%                    4.87%
                    Chief Operating Officer
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         C. Warren Trainor (57) (3)                       545,955                2.5%                    1.64%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Robert E. Martin (74) (4)                      2,730,000              12.27%                    8.19%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Alfonso Knoll (28)(5)                          2,051,278               9.54%                    6.16%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Robert G. Graustein (51) (6)                   2,880,000              12.26%                    8.64%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         All Directors and Officers of the(7)          12,072,445              42.65%                   36.26%
                    Company as a Group
==================  ========================================  =====================  ===================  ==========================

(1) The stock ownership of Mr. Amir includes: 184,297 shares owned directly; 73 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at 25(cent) per share, which expires September 2005. On March 27, 2000, Mr. Amir acquired 8,000 shares of Series A 8% Cumulative Preferred Stock, face value $50.00 per share. The Series A Preferred Stock was converted into 408,163 common stock on a dollar for dollar basis. Mr. Amir received an additional 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company's Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Amir gifted 30,000 of the 71,942 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir's stock ownership for disclosure purposes only.(See Election of Directors--Business Experience.)

(2) The stock ownership of Mr. Novinskie includes: ownership of 7,724 shares owned by him directly, options to purchase options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an option for 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Novinskie converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company's Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Novinskie's 71,942 shares were gifted to his wife, son and daughter. Mr. Novinskie disclaims beneficial ownership of these shares. Mr. Novinskie gifted all of the 71,942 shares to his wife and children on December 15, 2002. While Mr. Novinskie disclaims beneficial interest in the shares gifted they have been included in Mr. Novinskie's stock ownership for disclosure purposes only.. (See Election of Directors--Business Experience.)

(3) Mr. Trainor has advised the Company that he will not stand for reelection to the Board to ensure maximum compliance with the Sarbanes-Oxley Act of 2002 and the policy of his firm not to allow partners to sit as directors of public corporations. The stock ownership of Mr. Trainor consists of 500 shares owned by him directly, options to purchase 500,000 shares at $.25 which expire September 2005. The 500,000 options were part of options for 1,000,000 shares held by FRW, LLC, a limited liability company ("FRW") of which Mr. Trainor was a member. The options were distributed to Mr. Trainor by FRW. The distribution from FRW, LLC was retroactive to September 18, 2000, the date of initial issuance. FRW, LLC distributed the remaining options to purchase 500,000 shares to its other members. Mr. Trainor has no interest in any other asset of FRW, LLC. Mr. Trainor's wife has warrants for 45,455 shares at $.55 per share which expire on November 20, 2005. These warrants are attached to a loan made by Mrs. Trainor to the Company in July 1998. (See Election of Directors--Business Experience.)

(4) The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. (See Election of Directors--Business Experience.)

(5) The shares of common stock attributed to Mr. Knoll consist of 200 shares owned by him personally and 817,928 shares held by Terra Silex Holdings, LLC of which he is the manager ,an option for 250,000 shares at an exercise price of $1.25 acquired by Terra Silex under the Terra Silex SPA and 983, 350 shares held by two other members of Terra Silex individually. Under the Terra Silex Stock Purchase Agreement ("Terra Silex SPA"), Terra Silex was entitled to nominate one director upon the execution of the Agreement. Mr. Knoll was appointed to the Board of Directors on September 3, 2002. (See Election of Directors--Business Experience.).

(6) The common stock attributable to Mr. Graustein consists solely of the common stock held by Sumitomo Corporation of America of which he is a Senior Vice President (See Principal Holders of Voting Securities). Mr. Graustein disclaims beneficial ownership of these shares. (See Election of Directors--Business Experience.)

(7)      This group consists of six persons.

(8) Applicable percentage of ownership is based on 21,246,557 shares of common stock outstanding as of January 8, 2003, together with securities exercisable or convertible into shares of common stock within 60 days of December 31, 2002 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 8, 2003 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(9) Applicable percentage ownership is based on 21,246,557 shares of common stock outstanding as of January 8, 2003, plus all securities exercisable or convertible into shares of common stock within 60 days of January 8, 2003, consisting of (i) options for 5,500,000 shares;
         (ii) warrants for 3,189,579; (iii) 3,000,000 shares exchanged by the holder of 375,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; and (iv) conversion of the 6% convertible debentures issued to Cornell Capital Partners at an amount equal to 120% of the closing bid price of the common stock at the date of closing (or $0.552 per share, which amount may change if 80% of the average closing bid price of the common stock for the 5 trading days immediately preceding the actual date of conversion is less than $0.552)(as of January 8, 2003, Cornell Capital Partners has converted $85,000 of the convertible debenture into 1,762,261 shares of common stock which was then sold into the market by Cornell Capital Partners, leaving $215,000 to be converted), or 33,325,628 shares of common stock on a fully diluted basis.

Committees of the Board of Directors

         Audit Committee: The following persons are currently serving as the Audit Committee:

                               Robert G. Graustein
                                Robert E. Martin
                                C. Warren Trainor

         There were two (2) meetings of the Audit Committee at which the Company's accountants for Fiscal 2002 were recommended for consideration of the Board of Directors and the Audited Financial Statements for Fiscal Year 2002 were reviewed with the Company's accountant Jay Shapiro, CPA. The Audit Committee's responsibilities include; reviewing and reporting to the Board of Directors on the appropriateness of the Company's accounting policies, the adequacy of financial controls and the reliability of the Company's financial information reported to the public; recommending independent accountants for appointment by the Board; reviewing and approving audit plans, reviewing and approving the Company's annual report on Form 10-KSB, and advising the Board concerning the work of the Company's independent accountants. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

         Compensation Committee:   The following persons are currently serving
as the Compensation Committee:

                                Gary J. Novinskie
                               Robert G. Graustein

         There were no meetings of the Compensation Committee in Fiscal 2002. All compensation matters were handled by the whole Board of Directors The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

         Executive Committee: The following persons are currently serving as the Executive Committee:

                                    Dov Amir
                                Gary J. Novinskie
                               Robert G. Graustein
                                C. Warren Trainor

         There have been three (3) meetings of the Executive Committee since its formation. The function of the Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board of Directors. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

Meetings of the Board of Directors

         During the Company's fiscal year ended September 30, 2002, the Company held eight (8) meetings of the Board of Directors. Each director other than Mr. Graustein attended 100% of the meetings. Mr. Graustein attended all but one of the meetings due to his travel schedule. Mr. Graustein subsequently ratified the actions of the Board taken at that the one meeting he was unable to attend..

Section 16(a) Compliance

         Based solely upon a review of Forms 3 and 4 during the fiscal year ending September 30, 2002 and the representations of each of the members of the Board of Directors and officers of the Company, there were no late filing of reports by any party required to have filed same. The Company received no Form 5's filed by any party.

                           The Current Executive Officers of the Company are as follows:

=========================================  ==================================================================================
          NAME AND AGE                                                        OFFICE HELD
-----------------------------------------  ----------------------------------------------------------------------------------
Dov Amir (78)                              Chairman of the Board and Chief Executive Officer (1)
-----------------------------------------  ----------------------------------------------------------------------------------
Gary J. Novinskie (52)                     President and Chief Operating Officer and Director (1)
-----------------------------------------  ----------------------------------------------------------------------------------
Jody Spencer (58)                          Secretary
=========================================  ==================================================================================

(1)      See "SECURITY OWNERSHIP OF MANAGEMENT" and "Election of
         Directors--Business Experience" for positions held and experience.


                              ELECTION OF DIRECTORS

         The current Board of Directors consists of six (6) directors who were elected or appointed to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 2004. The Board of Directors is authorized a total of nine (9) directors, again, management is nominating only six (6) persons for election to the Board of Directors. Under the terms of the Clean Age Minerals, Inc. Acquisition Agreement, the former shareholders of Clean Age Minerals, Inc. ("CAMI") have the right to nominate one additional director. Likewise, under the Stock Purchase Agreement with Sumitomo Corporation of American ("SCOA"), SCOA is entitled to nominate one additional director upon its increase of its stock ownership to 1,500,000 shares through the exercise of the warrants granted under the SCOA Stock Purchase Agreement. Mr. Martin was the first nominee of CAMI and has served as a Director since September 2000. Mr. Graustein has served as SCOA's nominee since November 30, 2001.

         Should each party entitled to appoint an additional director do so (assuming compliance with all conditions precedent SCOA), the Board would consist of eight (8) persons who would serve until their successors are elected and qualified.

         Under the provisions of the Terra Silex SPA, upon funding of the First Tranche Terra Silex was entitled to nominate one person to serve as a Director of the Company. Mr. Knoll has been serving in this capacity since his appointment in September 2002. Mr. Knoll replaces Mr. Leon Prince, who was Terra Silex's original nominee and who had been elected to serve as a director of the Company at the Annual Meeting of Shareholders held on February 28, 2002. Mr. Prince resigned from the Board of Directors in July 2002.

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All of the nominees, other than Mr. Pryor, are now members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote "FOR" the nominees.


                   SECURITY OWNERSHIP OF MANAGEMENT'S NOMINEES

==================  ========================================  =====================  ===================  ==========================
                                                                   AMOUNT OF              PERCENT            PERCENTAGE OF COMMON
    CLASS OF        NAME, AGE AND POSITION                         BENEFICIAL          OF STOCK CLASS       STOCK EQUIVALENT(%)(9)
      STOCK         WITH THE COMPANY                               OWNERSHIP               (%)(8)
                                                                    (SHARES)
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Dov Amir (78) (1)
                    Chairman of the Board of Directors             2,242,738               9.84%                    6.73%
                    and Chief Executive Officer
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Gary J. Novinskie (52) (2)
                    Director, President and                        1,622,474               7.32%                    4.87%
                    Chief Operating Officer
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         H. Paul Pryor (56) (3)                                 -                  -%                       -%
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Robert E. Martin (74) (4)                      2,730,000              12.27%                   8.619%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Alfonso Knoll (28) (5)                         2,051,278               9.54%                    6.16%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         Robert G. Graustein (51) (6)                   2,880,000              12.26%                    8.64%
                    Director
------------------  ----------------------------------------  ---------------------  -------------------  --------------------------
     Common         All Nominees of the                           11,526,490              51.23%                   34.59%
                    Company as a Group(7)
==================  ========================================  =====================  ===================  ==========================

(1) The stock ownership of Mr. Amir includes: 184,297 shares owned directly; 73 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at 25(cent) per share, which expires September 2005. On March 27, 2000, Mr. Amir acquired 8,000 shares of Series A 8% Cumulative Preferred Stock, face value $50.00 per share. The Series A Preferred Stock was converted into 408,163 common stock on a dollar for dollar basis. Mr. Amir received an additional 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company's Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Amir gifted 30,000 of the 71,942 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, secretary of the Company on December 15, 2002 and disclaims beneficial interest in the shares gifted.(See Election of Directors--Business Experience.)

(2) The stock ownership of Mr. Novinskie includes: ownership of 7,724 shares owned by him directly, options to purchase options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an option for 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Novinskie converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company's Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Novinskie's 71,942 shares were gifted to his wife, son and daughter. Mr. Novinskie disclaims beneficial ownership of these shares. Mr. Novinskie gifted all of the 71,942 shares to his wife and children on December 15, 2002 and disclaims beneficial interest in the shares gifted. (See Election of Directors--Business Experience.)

(3)      Mr. Pryor presently owns no stock of the Company.

(4) The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. (See Election of Directors--Business Experience.)

(5) The shares of common stock attributed to Mr. Knoll consist of 200 shares owned by him personally and 817,928 shares held by Terra Silex Holdings, LLC of which he is the manager, an option for 250,000 shares at an exercise price of $1.25 acquired by Terra Silex under the Terra Silex SPA and 983, 350 shares held by two other members of Terra Silex individually. Under the Terra Silex Stock Purchase Agreement ("Terra Silex SPA"), Terra Silex was entitled to nominate one director upon the execution of the Agreement. Mr. Knoll was appointed to the Board of Directors on September 3, 2002. (See Election of Directors--Business Experience.).

(6) The common stock attributable to Mr. Graustein consists solely of the common stock held by Sumitomo Corporation of America of which he is a Senior Vice President (See Principal Holders of Voting Securities). Mr. Graustein disclaims beneficial ownership of these shares. (See Election of Directors--Business Experience.)

(7)      This group consists of six persons.

(8) Applicable percentage of ownership is based on 21,246,557 shares of common stock outstanding as of January 8, 2003, together with securities exercisable or convertible into shares of common stock within 60 days of January 8, 2003 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 8, 2003 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(9) Applicable percentage ownership is based on 21,246,557 shares of common stock outstanding as of January 8, 2003, plus all securities exercisable or convertible into shares of common stock within 60 days of January 8, 2003, consisting of (i) options for 5,610,000 shares;
         (ii) warrants for 3,214,579; (iii) 3,000,000 shares exchanged by the holder of 375,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; and (iv) conversion of the 6% convertible debentures issued to Cornell Capital Partners at an amount equal to 120% of the closing bid price of the common stock at the date of closing (or $0.552 per share, which amount may change if 80% of the average closing bid price of the common stock for the 5 trading days immediately preceding the actual date of conversion is less than $0.552) (as of January 8, 2003, Cornell Capital Partners has converted $85,000 of the convertible debenture into 1,762,261 shares of common stock which was then sold into the market by Cornell Capital Partners, leaving $215,000 to be converted), or 33,325,628 shares of common stock on a fully diluted basis.

Nominees

         Set forth below is certain information about each of the persons nominated by Management to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company:

Business Experience

Dov Amir (78)

         Mr. Amir is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Mr. Amir is the Vice President and Director of Haly Corporation. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S. degree in Petroleum Engineering, Cum Laude and M.S. degree in Petroleum Engineering and Economics from the University of Southern California as well as post graduate courses in management and finance at USC and UCLA.

Gary J. Novinskie (52)

         Mr. Novinskie is a Director, President and Chief Operating Officer of the Company. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc. and assumed his new duties with the Company in October 1996. Prior to his employment with Deven Resources, Inc. Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio for four (4) years. Mr. Novinskie also served as the President of Omni Exploration, Inc., a public oil and gas company for seven (7) years. Mr. Novinskie holds a B.S. from Penn State University in Petroleum and National Gas Engineering, and an M.B.A from Case Western Reserve University, majoring in Banking and Financing.

Robert E. Martin (74)

         Mr. Martin was appointed as a Director in September, 2000 after the Company acquired Clean Age Minerals, Incorporated, a Nevada corporation, ("CAMI"), on September 19, 2000, through a merger with the Company's subsidiary, Strategic Minerals, Inc., a Nevada corporation. Mr. Martin was President of CA Properties, Inc., a subsidiary of CAMI from 1994 until the merger. After the merger he was appointed as the President of Strategic Minerals, Inc., Lone Star Minerals, Inc., a Nevada corporation, and Matrix-Loc, Inc., a Texas corporation, both of which are subsidiaries of Strategic Minerals, Inc. and continues to served as the President of CA Properties, Inc. Mr. Martin is a graduate of Park University, obtained a Master's degree equivalent in Electrical Engineering through a joint program between the US Air Force and the University of Denver, attended Tulsa University Law School at nights for 2 1/2 years and did post graduate work at Oklahoma State University and the University of Oklahoma. Mr. Martin previously was the a Regional Vice President for Kaiser Aluminum, Vice President Sale and Executive Vice President for Lively Equipment Company, and the owner of R.E. Martin Investments and R.E. Martin Sales. Mr. Martin is a retired Brigadier General in the Air Force Reserve.

Alfonso Knoll (28)

         Mr. Knoll was appointed as a Director in September 2002 as part of a Stock Purchase Agreement with Terra Silex Holdings, LLC, ("Terra Silex") ("Terra Silex Agreement"). Under the Terra Silex Agreement the parties are entitled to have one representative appointed to the Company's Board of Directors. Mr. Knoll is Terra Silex's designee to the Board. Mr. Knoll is the Managing Member of Terra Silex Holdings, LLC. In addition to his duties with Terra Silex Holding, LLC, from 1995 to present, Mr. Knoll has served as the Managing Partner of Properties Unlimited, a real estate concern. Mr. Knoll was also a broker with Morgan Stanley from 2000 to 2001, was the President of Onlineliquidation.com, a real estate liquidation company from its inception in 1998 until its sale in 1999, the owner of Lazzattica, a wholesale/retail antique store until its sale in 2000 and currently serves as the Chief Executive Officer of J.W. Reed Corp. and Reed Holdings Corp., environmental and remediation companies.

Robert E. Graustein (51)

         Mr. Graustein was appointed as a Director in November 2001 in connection with a Stock Purchase Agreement with Sumitomo Corporation of America ("SCOA") ("SCOA SPA"). Under the SCOA SPA, the parties are entitled to have one representative appointed to the Company's Board of Directors. Mr. Graustein is SCOA's designee to the Board. Mr. Graustein is Senior Vice President & General Manager, Corporate Business Development, Sumitomo Corporation of America, New York, New York 10016. Prior to joining SCOA, Mr. Graustein held various management capacities within the financial sector.

H. Paul Pryor (56)

         Mr. Pryor is a CEO of Keystone Glass and Aluminum Company Mr. Pryor is an Adjunct Professor in the Department of Engineering of Drexel University, has been a Faculty Liaison, and is a member of the Cross Keys Society and the A.J. Drexel Society. He is also an author having published "Marketing Construction Services" by Industrial Press. Mr. Pryor has more than 27 years of experience within the construction industry. He is a nationally accredited Certified Professional Estimator and was "Estimator of the Year" for 1999 in the Phila. Chapter. Mr. Pryor holds a B.B.A. and was named an Honorary Drexel University Alumni by the Board of Governors. Mr. Pryor is affiliated with the United States Military Academy at West Point, NY where he is an Admissions Liaison Officer
(MALO). Mr. Pryor is a member and Treasurer of the West Point Society of Philadelphia and sits on Congressman James Greenwood's Service Academy's Nomination Board. He is extremely involved with USMA Minority Outreach Program. Mr. Pryor has received from Drexel University The Presidential Medal through the College of Engineering and was recognized as an Honorary Distinguished Professor.

                 Number of Authorized Shares OF PREFERRED STOCK

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the Increase in the Authorized Shares of Preferred Stock. The Board of Directors recommends that the Stockholders vote "FOR" the Increase in the Authorized Shares of Preferred Stock. The vote of a majority of the shares voted at the meeting is required for the approval of this proposal.

         The Proxy Materials submitted to the shareholders in conjunction with the Company's annual meeting of shareholders on February 28, 2002 contained conflicting statements in the documents attached to the Company's Proxy Statement dated February 4, 2002 regarding the number of Preferred Shares to be authorized in the Articles of Incorporation of Daleco Resources Corporation of Nevada ("New Daleco"). The Articles of Incorporation of New Daleco actually filed with the Secretary of State of Nevada on March 12, 2002 authorized 20,000,000 shares of Preferred Stock. Although the shareholders voted overwhelmingly to approve the Merger of Old Daleco (a Delaware corporation) with and into New Daleco, it was brought to the Company's attention that their may have been confusion as to the exact number of Authorized Shares of Preferred Stock for which the Shareholders were being asked to vote. Therefore, the Company agreed in its press release of May 16, 2002 to allow the shareholders to revote on the number of authorized shares of Preferred Stock of the Company since the potential for confusion as to the proper number of authorized preferred shares existed. This requirement for the new vote was only required if any shareholder advised the Company that it wanted the matter presented to the shareholders for a new vote. The Company was advised by one shareholder that it would like the matter presented to the shareholders for a new vote.

         The Company's Certificate of Incorporation currently authorizes 20,000,000 shares of Preferred Stock, par value $.01.

         Presently, the Company has outstanding 8,000 shares of Series A 10% Preferred Stock and 375,000 shares of Series B, 8% Cumulative Convertible Preferred Stock. The Company also has authorized 50,000,000 shares of common stock, of which 21,246,557 shares are issued and outstanding as of January 8, 2003. The Series B Preferred Stock is convertible into a maximum of 3,000,000 shares of Common Stock (the Series B Preferred Stock converts at 85% of the average closing price of the Common Stock for the five most recent trading days prior to the date of conversion with a minimum price of $1.25 per share).

         The Company has no present intention to issue additional preferred stock but the Board of Directors reserves the right to do so. Clearly, the Company would have ample preferred stock should it wish to issue additional shares whether the authorized number is 10,000,000 or 20,000,000 shares.

         Should the Shareholders desire, as reflected by their vote, to reduce the number of authorized Preferred Stock, the Company would file with the Secretary of State of Nevada an Amendment to its Articles of Incorporation reducing the number of authorized shares of Preferred Stock from 20,000,000 shares to 10,000,000 shares. The par value of the Preferred Stock of $0.01 per share would not change.

         However, Management is NOT in favor of this proposal. Management believes that the exercise of amending the Company's Articles of Incorporation would be an unnecessary exercise and expense Although the Preferred Stock of 20,000,000 shares is authorized, it has not been issued and is not outstanding. The larger number of authorized shares does provide the Company some additional degree of flexibility to utilize a larger number of shares should the opportunity be presented to the Company for an acquisition or some other transaction.(1)

         Management recommends that the Shareholders vote "FOR" the retention of the Company's Articles of Incorporation as written authorizing 20,000,000 shares of Preferred Stock and "AGAINST" the proposal to reduce the authorized number of Preferred Shares to 10,000,000.

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" retention of the Company's Articles of Incorporation as written authorizing 20,000,000 shares of Preferred Stock.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Jay J. Shapiro, CPA to be the Company's accountants to audit the books and records of the Company and its subsidiaries for the 2003 fiscal year. This firm audited the books and records of the Company commencing in fiscal 1998 through the present. The Board of Directors recommends the selection of Jay J. Shapiro, CPA as the Company's accountants for the fiscal year ending September 30, 2003 Jay J. Shapiro, CPA has no material relationship with the Company and is considered well qualified.

         In Fiscal Years 2002 and 2001, Jay J. Shapiro, CPA, the Company's independent certified public accountant received the following compensation.

============ ================ ============================================== ========================= =============
                              Financial Information System                   All Other Fees(1)         Total
Year         Audit Fee        Design and Implementation Fees
------------ ---------------- ---------------------------------------------- ------------------------- -------------
2002         $44,260                                0                                 $2,940           $47,200
------------ ---------------- ---------------------------------------------- ------------------------- -------------
2001         $41,250                                0                                   0              $41,250
============ ================ ============================================== ========================= =============

(1) These fees were incurred for the auditor's review of the Company's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission and declared effective on November 7, 2002.

         Jay J. Shapiro, CPA, has only been engaged to audit the Company's financial statements and review the Company's Registration Statement on Form SB-2. The Audit Committee of the Board of Directors believes the retention of Jay J. Shapiro, CPA is consistent with maintaining Mr. Shapiro's independence. The Audit Committee of the Board of Directors further believes the retention of Mr. Shapiro is in full compliance with the provisions of the Sarbanes-Oxley Act of 2002 relating to auditor independence. All work performed by Jay J. Shapiro, CPA, was performed by members of Jay J. Shapiro, CPA.

_________________________

1 The Company is not presently considering nor does it have under consideration any acquisition or other use for the Preferred Stock.

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the retention of Mr. Shapiro. A majority of the shares voting at the meeting is required for the retention of Mr. Shapiro.

         The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Jay J. Shapiro, CPA as the Company's independent certified public accountants.

         Jay J. Shapiro, CPA, the Company's accountant for Fiscal 2002 is not expected to be present at the Annual Meeting.

                             EXECUTIVE COMPENSATION

         For the period ending September 30, 2002 the Company had six (6) full-time employees. The following table sets forth the compensation paid its two (2) highest paid officers for the past three (3) years.(1)


Summary Compensation Table

================================================================ ==================================================== ==============
                                                                               Long Term Compensations
------------------- -------- ----------------------------------- ---------------------------------- ----------------- --------------
                                                                              Awards                    Payouts
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
     (a)              (b)       (c)         (d)         (e)            (f)              (g)               (h)              (i)
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
                                                                   Restricted        Securities
   Name and                                         Other Annual      Stock          Underlying                          All other
   Principal                   Salary      Bonus    Compensation     Award(s)       Options/SARs      LTIP Payouts     Compensation
   Position           Year      ($)          ($)        ($)            ($)              (#)               ($)               ($)
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Dov Amir            2000     87,507      0           0
Chairman of
the Board of
Directors
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Dov Amir            2001     95,833      0           0                            1,000,000
Chairman of
the Board of
Directors
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Dov Amir            2002     100,000     25,000                  25,000           500,000
Chairman of
the Board of
Directors
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Gary J.             2000     87,507      0           0
Novinskie
President
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Gary J.             2001     95,833      0           0                            1,000,000
Novinskie
President
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Gary J.             2002     100,000     25,000                  25,000           500,000
Novinskie
President
------------------- -------- ----------- ----------- ----------- ---------------- ----------------- ----------------- --------------
Robert E.           2002     50,000      0                       50,000           1,000,000
Martin,
Director and
President of
Clean Age
Minerals, Inc.(2)
=================== ======== =========== =========== =========== ================ ================= ================= ==============

_________________________

1 In fiscal 2000, 2001 and 2002, only Mr. Amir and Mr. Novinskie received a salary for the entire year. Mr. Martin was compensated at the rate of $50,000 for the period April 1, 2002 through September 30, 2002. Commencing October 1, 2002, for the remainder of his Key Man Contract (see Anti-Takeover below) Mr. Martin will be compensated at the Rate of $100,000 per year.

2 Mr. Martin is the President of Daleco's wholly owned subsidiary and a director of Daleco. Mr. Martin is not an officer of Daleco.

         The following table contains information regarding options granted during the year ended September 30, 2002 to Daleco's named executive officers.

                                                 OPTION/SAR/GRANTS TABLE(1)

================================================================================================================================
Name                   No. of Securities Underlying    % Total Options Granted    Exercise or Base Price      Expiration Date
                           Options/ Granted (#)        to Employees in 2002(%)         ($ per Share)
--------------------------------------------------------------------------------------------------------------------------------
Dov Amir                             1,500,000(2)                     26.7%              $0.25-$0.526      Sept. 2003-Nov. 2008
--------------------------------------------------------------------------------------------------------------------------------
Gary Novinskie                       1,580,000(3)                     28.2%               $0.25-$2.19      Nov. 2002-Nov. 2008
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Martin                     1,000,000(4)                     17.8%                     $1.08      Oct. 2002-Sept. 2008
================================================================================================================================

_________________________

(1)      Daleco has not issued any Stock Appreciation Rights.


(2) Mr. Amir's options consist of options for 1,000,000 shares at $0.025 per share expiring on September 30, 2005. Pursuant to the terms of his Key Man Agreement, Mr. Amir received additional options to purchase 500,000 shares at a price of $0.526 per share expiring three years after the option is fully vested in November 2008. Mr. Amir also received 42,808 shares under his Key Man Agreement with Daleco as of June 30, 2002.


(3) Mr. Novinskie's options consist of options for 1,000,000 shares at an exercise price of $0.025 per share, expiring on September 30, 2005. Pursuant to the terms of his Key Man Agreement, Mr. Novinskie received additional options to purchase 500,000 shares at $0.526 per share expiring three years after the option is fully vested on November 2008. Mr. Novinskie has an option for 80,000 at a price of $2.19 expiring on November 12, 2002. Mr. Novinskie also received 42,808 shares under his Key Employee Agreement with Daleco as of June 30, 2002.


(4) Mr. Martin's options consist of options for 1,000,000 shares at $1.05 awarded under his Key Man Agreement with Daleco.


         The following table contains information regarding options exercised in the year ended September 30, 2002, and the number of shares of common stock underlying options held as of September 30, 2002, by Daleco's named executive officer.

                                            AGGREGATED OPTIONS/SAR EXERCISES
                                                 IN LAST FISCAL YEAR AND
                                          FISCAL YEAR END OPTIONS/SAR VALUES(1)

============================================================================================================================
                                                                                                    Value of Unexercised
                                                 Number of Securities Underlying                  In-the-Money Options/SARs
                                               Unexercised Options/SARs at FY-End                       at FY-End
----------------------------------------------------------------------------------------------------------------------------
                         Shares Acquired         Value
                           on Exercise         Realized                     (#)                             ($)
----------------------------------------------------------------------------------------------------------------------------
Name                           (#)                ($)         Exercisable       Unexercisable    Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Dov Amir                           --             --            1,500,000                --         $130,000           --
----------------------------------------------------------------------------------------------------------------------------
Gary Novinskie                     --             --            1,500,000                --         $130,000           --
============================================================================================================================

_________________________________

(1) Daleco has granted no stock appreciation rights. No options have been exercised by any option holder since the beginning of the current fiscal year on October 1, 2002 and none were exercised in the prior fiscal year ending September 30, 2002.


(2) The value of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price of the options as of September 30, 2002. The only options held that were in the money were options exercisable at $.25 per share. Each of Mr. Novinskie and Mr. Amir have options for 1,000,000 shares at $.25 per share.

                            COMPENSATION OF DIRECTORS

         The Board of Directors does not pay fees to Directors, but does reimburse Directors for actual costs of travel and lodging incurred in connection with the Director's attendance at a meeting of the Board.


                                  ANTI-TAKEOVER

         The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently 8,000 shares of Series A Preferred Stock, par value $.01, and 375,000 shares of Series B Preferred Stock, par value $0.01 but with a stated value of $10.00 per share and 21,246,557 shares of Common Stock issued and outstanding, leaving 19,991,625 shares of preferred stock authorized but unissued and 28,753,443 shares of Common Stock, par value $.01, available, without giving effect to: (i) reserves for issuance under the Company's $10,000,000 Equity Line of Credit with Cornell Capital Partners, LLC, (ii) the exercise of all warrants and options unissued and which could be utilized by existing management, which presently holds 4,986,535 shares of common stock or 2.34% of all of the issued and outstanding Common Stock exclusive of options and warrants held by management (See "Principal Holders of Voting Securities" and "Security Ownership of Management"), and (iii) the maximum of 3,000,000 shares of Common Stock into which the Series B Preferred Shares may be converted, as an anti-takeover device. (For a list of outstanding warrants and options see the Annual Report which accompanies this Proxy Statement.) The acceleration of the vesting of the options under the Key Man Contracts (See Security Ownership of Management and discussion of the Key Man Contracts below) is not intended to be a "poison pill" defense. Rather, it is a means by which the recipients would be rewarded for their efforts and labors on behalf of the Company. The vesting provisions of the Key Man Contracts was a means by which to Board of Directors wanted to entice the recipients to remain with the Company to insure growth and prosperity. While these are all potential mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered such actions and none has been put into effect.

         Effective as of November 16, 2001, the Company entered into a Master Distribution and Marketing Agreement with Sumitomo Corporation of America ("SCOA") ("Marketing Agreement"). The Marketing Agreement provides for a "Termination Fee" should there be a "change of control" of the Company during the Term or any Renewal Term of the Marketing Agreement or if Daleco should enter into a contract to sell or otherwise transfer all or substantially all of the Company's mineral assets, mineral leases or any rights to the Company's Patent ("Relevant Assets") or shall sell or transfer the Relevant Assets to a third party, and in the case of such sale, or transfer, or change of control the Marketing Agreement is not assigned, transferred to, assumed in all of its respects, and/or affirmed by such third party. (See the Master Distribution and Marketing Agreement incorporated by reference in the Company's Annual Report on Form 10-KSB a copy of which was submitted to you along with this Proxy Statement.) Upon the occurrence of the change of control or sale, transfer or assignment of the Relevant Assets, the term of the Marketing Agreement shall immediately increase to 30 years without further action on the part of any party to the Marketing Agreement, and SCOA shall be entitled to be compensated for the loss of its expected profits from the distribution and sale of the Company's minerals, Patented Products and timber.

         While the Marketing Agreement is not intended to be an anti-takeover device, it may be deemed or viewed to be by a third party.

         On November 16, 2001, the Company also entered into a Stock Purchase Agreement with SCOA ("SCOA SPA"). As a condition to the closing of the SCOA SPA, SCOA required that the Company enter into Key Man Employment Contracts ("Key Man Contracts") with Messrs. Robert E. Martin, Gary J. Novinskie and Dov Amir. The Key Man Contracts are for an initial three (3) year term. The Key Man Contracts provide for acceleration of the vesting of incentive warrants should the Key Man be terminated prior to the expiration of the term of the Key Man Contracts. Each of Messrs. Novinskie and Amir are granted options for 500,000 shares of Company Common Stock and Mr. Martin was granted an option for 1,000,000 shares of Common Stock. There are like provisions for the acceleration of the salary due each employee over the life of the Contract. While any employment contract may be deemed to be an anti-takeover device, the Key Man Contracts were not entered into for that purpose. Rather SCOA wanted to insure that the key personnel within the Company with whom SCOA had been negotiating for almost nine (9) months prior to its entering into the Marketing Agreement would remain with the Company during the critical start-up phases of the Marketing Agreement.

                              CERTAIN RELATIONSHIP

         Mr. C. Warren Trainor, Esquire, is a partner in the firm of Ehmann, Van Denbergh & Trainor, P.C., which acts as general counsel to the Company. In Fiscal 2002, $129,412.45 was paid to Ehmann, Van Denbergh & Trainor, P.C. by the Company and its affiliated entities. As of September 30, 2002 charges for services rendered and the reimbursement of costs were owed to Ehmann, Van Denbergh & Trainor, P.C. of $541,235.70. Consistent with the firm policies of Ehmann, Van Denbergh & Trainor, P.C. and to ensure maximum compliance with the Sarbanes-Oxley Act of 2002, Mr. Trainor advised the Company that he would not be standing for reelection as a director of the Company.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be brought before the Annual Meeting of the Stockholders. Should any other matter be properly issued at the meeting, however, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.

                           INCORPORATION BY REFERENCE

         The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.

                            EXPENSES OF SOLICITATION

         The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.

Dated: February 5, 2003                      By Order of the Board of Directors


                                             /s/ Gary J. Novinskie
                                             -----------------------------------
                                             Gary J. Novinskie, President

                          DALECO RESOURCES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                February 27, 2002

                                      PROXY

                          DALECO RESOURCES CORPORATION

THIS  PROXY IS  SOLICITED  ON  BEHALF OF THE BOARD OF         The  undersigned  hereby  appoints  Dov Amir and Gary
DIRECTORS.                                                    Novinskie,  and each of them,  jointly and severally,
                                                              proxies with full power of  substitution  to vote, as
                                                              designated  below,  all  shares  of Stock  which  the
                                                              undersigned   is  entitled  to  vote  at  the  Annual
                                                              Meeting   of   Stockholders   of   Daleco   Resources
PLEASE  CHECK  HERE IF YOU PLAN TO ATTEND  THE ANNUAL         Corporation  to be held on February 27, 2003,  or any
MEETING.                                          / /         adjournment thereof.

PLEASE  MARK,   SIGN,  DATE  AND  RETURN  THIS  PROXY         DATED: ________________________________________, 2003
PROMPTLY IN THE ENCLOSED ENVELOPE.
                                                              _____________________________________________________

                                                              _____________________________________________________

                                                              _____________________________________________________
NAME AND ADDRESS
(PLACE LABEL HERE)                                            _____________________________________________________
                                                                                    (SIGNATURE)

IMPORTANT: Please sign on the signature line exactly as your name is printed on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. If you are voting as a proxy, please so indicate and attach your authorization.

If instructions are not given in the spaces provided, the shares represented by this Proxy, duly executed, will be voted (i) in favor of Management's Proposal for the election of Directors named in Proposal No. 1; (ii) in favor of Management's Proposal to maintain the authorized shares of Preferred Stock of the Company at 20,000,000 shares, par value $.01; (iii) in favor of the appointment of Jay Shapiro, CPA or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountant and (iv) in the discretion of the persons appointed proxies hereby as to any other business that may properly come before the meeting and any adjournment in Proposal 4.

       MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS



1. Election of DIRECTORS for a term expiring in 2004:


----------------------------------------------------------------------------------------------------------------------
Name of Nominee                             For                        Against                      Abstain
----------------                           ----                        --------                     -------
----------------------------------------------------------------------------------------------------------------------
Dov Amir
----------------------------------------------------------------------------------------------------------------------
Gary J. Novinskie
----------------------------------------------------------------------------------------------------------------------
Robert E. Martin
----------------------------------------------------------------------------------------------------------------------
Alfonso Knoll
----------------------------------------------------------------------------------------------------------------------
Robert G. Graustein
----------------------------------------------------------------------------------------------------------------------
H. Paul Pryor
----------------------------------------------------------------------------------------------------------------------

2. Maintain the number of Preferred Shares of Stock, par value $0.01 authorized by the Company's Articles of Incorporation at 20,000,000.

         FOR  / /            AGAINST  / /            ABSTAIN  / /

3. Proposal to RATIFY THE SELECTION OF Jay J. Shapiro, CPA, as the Company's independent accountants for Fiscal Year 2003.

          FOR  / /            AGAINST  / /            ABSTAIN  / /

4. In their discretion, the Proxies are authorized to vote upon such other business so may properly come before the meeting or any adjournment thereof.

         FOR  / /            AGAINST  / /            ABSTAIN  / /





                                      -2-